Exhibit 10.1

FIRST AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT

among

Apartment Investment and Management Company,
AIMCO Properties, L.P.,
AIMCO/Bethesda Holdings, Inc., and
NHP Management Company,

as the Borrowers,
the Guarantors and
Pledgors named herein,

Bank of America, N.A.,
as Administrative Agent, Swing Line Lender
and L/C Issuer

and

The Other Financial
Institutions Party Hereto

Dated as of June 16, 2005

BANC OF AMERICA SECURITIES LLC

and

KEYBANC CAPITAL MARKETS

as Joint-Lead Arrangers

and

Joint Book Managers and Bookrunners

FIRST AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT

      This FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”) is dated as of June 16, 2005 (the “Amendment Effective Date”) and entered into by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “REIT”), AIMCO PROPERTIES, L.P., a Delaware limited partnership (“AIMCO”), AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation (“AIMCO/Bethesda”) and NHP MANAGEMENT COMPANY, a District of Columbia corporation (“NHP Management”) (the REIT, AIMCO, AIMCO/Bethesda and NHP Management collectively referred to herein as “Borrowers”), BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent (in such capacity, “Administrative Agent”) and as Swing Line Lender and L/C Issuer, and the Lenders party hereto, and is made with reference to that certain Amended and Restated Senior Secured Credit Agreement, dated as of November 2, 2004, by and among Borrowers, each lender from time to time party thereto, and BANK OF AMERICA, N.A., as Administrative Agent and as Swing Line Lender and L/C Issuer, KeyBank National Association, as Syndication Agent, (the “Credit Agreement”) (the Credit Agreement as amended by this Amendment, the “Amended Agreement”). Capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement unless otherwise defined herein.

RECITALS

      WHEREAS, Borrowers desire to amend the Credit Agreement as more particularly set forth below;

      WHEREAS, pursuant to the Credit Agreement, certain of the amendments set forth herein require the consent of the Requisite Lenders, and the Requisite Lenders have consented hereto;

      NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein, the parties agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

      1.1 Amendment to Subsection 1.01 Defined Terms.

            A. The defined term “Applicable Term Rate” is deleted in its entirety and replaced with the following:

                 “Applicable Term Rate” means the following percentages per annum based on whether that portion of the Term Loan is a Eurodollar Rate Loan or a Base Rate Loan: (a) for a Eurodollar Rate Loan, 2.00%, and (b) for a Base Rate Loan, 0.25%; provided however, that the Applicable Term Rate with respect to New Term Loans shall be as agreed by the Lenders providing such New Term Loans and the Borrowers at the time such Lenders agree to increase or provide their Term Loan Commitment in respect of such New Term Loans.

            B. The defined term “Eligible Assignee” is deleted in its entirety and replaced with the following:

                 “Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent and (ii) unless an Event of Default has occurred and is continuing, the Borrowers (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrowers or any of the Borrowers’ Affiliates or Subsidiaries.

            C. The defined term “Term Loan” is deleted in its entirety and replaced with the following:

                 “Term Loan” means a Loan of any type made to Borrowers by the Term Lenders in accordance with their Applicable Percentage pursuant to Section 2.01(b) or made as New Term Loans, except as otherwise provided herein.

            D. The defined term “Term Loan Commitment” is deleted in its entirety and replaced with the following:

                 “Term Loan Commitment” means, as to each Term Lender, its obligation to make a Term Loan to the Borrowers pursuant Section 2.01(b), in an aggregate principal amount on the Closing Date not to exceed such Term Lender’s portion of the Term Loan Amount or the amount set forth in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement and in an aggregate principal amount on or after the Increase Effective Date, not to exceed such Term Lender’s Term Loan Commitments issued pursuant to Section 2.15. A Term Lender’s Commitment may be increased from time to time with its consent pursuant to Section 2.15; provided that all Term Loan Commitments issued from and after the Amendment Effective Date shall be in respect of New Term Loans.

            E. The following defined terms shall be inserted in the correct alphabetical location as follows:

                 “New Term Loan” means a loan made by a Term Lender from and after the Amendment Effective Date pursuant to, among other things, Section 2.15.

      1.2 Amendment to Sections 2.01(b) and 2.15(a).

            A. The following is hereby added as clause (iii) of Section 2.01(b):

            (iii) On or after the Increase Effective Date, as requested by the Borrowers, the Lenders that have agreed to provide additional Commitments with respect to New Term Loans under Section 2.15 shall make New Term Loans, as the case may be, in an amount not to exceed the amount to such Lenders’ additional Commitments with respect to New Term Loans, subject to the other terms and conditions set forth herein. To the extent all or any portion of the New Term Loans are repaid or prepaid, they may not be reborrowed.

            B. Section 2.15(a) shall be deleted in its entirety and replaced with the following:

                 (a) Request for Increase. Provided there exists no Default or Event of Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrowers may request an increase in the Aggregate Commitments (which may be, at the option of the Borrowers, Revolving Commitments and/or Term Loan Commitments) by an amount not exceeding $100,000,000; provided that any such request for an increase shall be in a minimum amount of $25,000,000 and provided that Term Loan Commitments issued from and after the Amendment Effective Date shall only be in respect of New Term Loans. At the time of sending such notice, the Borrowers (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders). Such notice shall indicate the Applicable Term Rate with respect to such New Term Loans. Each Lender and Eligible Assignee agreeing to provide such New Term Loans and the Borrowers shall have agreed to such Applicable Term Rate, which agreement shall be evidenced in the applicable Notes, Joinder Agreement or Assignment and Assumption.

      1.3 Amendment to Section 6.01(c)

            A. Section 6.01(c) is deleted in its entirety and replaced with the following:

                 (c) as soon as available, but in any event within 90 days after the beginning of each fiscal year, forecasts prepared by management of the Borrowers for such fiscal year in form and detail reasonably satisfactory to Administrative Agent.

Section 2. CONDITIONS TO EFFECTIVENESS

      This Amendment shall become effective as of the Amendment Effective Date, at such time that all of the following conditions are satisfied:

            A. Required Lenders shall have provided their written consent to this Amendment;

            B. Guarantors and Pledgors shall have executed this Amendment with respect to Section 5;

            C. If required by Administrative Agent, Administrative Agent shall have received originally executed copies of one or more favorable written opinions of counsel for Borrowers, Guarantors and Pledgors in form and substance satisfactory to Administrative Agent and its counsel, dated as of the Amendment Effective Date, with respect to the validity, binding effect and enforceability of this Amendment, and due authorization, execution and delivery thereof, and as to such other matters as Administrative Agent acting on behalf of Lenders may request;

            D. Administrative Agent and its counsel shall have received executed resolutions from Borrowers, Guarantors and Pledgors authorizing the entry into and performance of this Amendment and the Credit Agreement as amended, all in form and substance satisfactory to Administrative Agent and its counsel;

            E. Borrowers shall have paid the fees, costs and expenses of Administrative Agent’s counsel in connection with this Amendment;

Section 3. BORROWERS’ REPRESENTATIONS AND WARRANTIES

      In order to induce the Required Lenders to consent to this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to Administrative Agent and to each Lender that the following statements are true, correct and complete:

      3.1 Corporate Power and Authority. Borrowers have all requisite power and authority to enter into this Amendment and any other agreements, guaranties or other operative documents to be delivered pursuant to this Amendment, to carry out the transactions contemplated by, and perform their obligations under, the Amended Agreement. Each of the Borrowers, Pledgors and Guarantors is in good standing in the respective states of their organization on the Amendment Effective Date;

      3.2 Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary action on the part of Borrowers and the other parties delivering any of such documents, as the case may be. Except as disclosed on Schedule 3.2, the organizational documents of the Borrowers, Pledgors and Guarantors have not been modified in any material respect since March 31, 2005. Concurrently with the delivery of Joinder Agreements in connection with the New Term Loans, Borrowers shall deliver evidence satisfactory to Administrative Agent of due authorization by Borrowers thereof and an affirmation by Guarantors and Pledgors of their respective obligations under the Guaranty and Pledge Agreement;

      3.3 No Default. After giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement as of the Amendment Effective Date. Further, after giving effect to this Amendment, no Default or Event of Default would result under the Amended Agreement from the consummation of this Amendment;

      3.4 No Conflict. The execution, delivery and performance by Borrowers, Pledgors and Guarantors of this Amendment and the performance of the Amended Agreement by Borrowers, does not and will not (i) violate any provision of any applicable material law or any governmental rule or regulation applicable to Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, the Organization Documents of Borrowers, Pledgors, Guarantors or any of their Subsidiaries or any order, judgment or decree of any court or other Governmental Authority binding on Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers, Pledgors, Guarantors or any of their Subsidiaries not otherwise permitted by the Amended Agreement except as could not reasonably be expected to have a Material Adverse Effect, or (iv) require any approval of members or stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries, except for such approvals or consents which have been or will be obtained on or before the Amendment Effective Date;

      3.5 Governmental Consents. The execution and delivery by Borrowers, Guarantors and Pledgors of this Amendment and the performance by Borrowers, Guarantors and Pledgors under the Amended Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for filings or recordings in respect of the Liens created pursuant to the Loan Documents and except as may be required, in connection with the disposition of any Collateral, by laws generally affecting the offering and sale of securities;

      3.6 Binding Obligation. The Credit Agreement, as amended by this Amendment, has been duly executed and delivered by Borrowers and is enforceable against Borrowers, in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

      3.7 Incorporation of Representations and Warranties From Credit Agreement. After giving effect to this Amendment, the representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of such date, except representations and warranties solely to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

Section 4. MISCELLANEOUS

      4.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

            A. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

      4.2 Fees and Expenses. Borrowers acknowledge that all reasonable costs, fees and expenses incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers. On or before the Amendment Effective Date, the Borrowers hereby agree to pay the reasonable fees, cost and expenses of Administrative Agent’s counsel in connection with this Amendment concurrently with or promptly after the Amendment Effective Date.

      4.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

      4.4 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each Borrower and each Lender, and receipt by Borrowers and Administrative Agent of written, facsimile or telephonic notification of such execution and authorization of delivery thereof.

      4.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties with respect to the amendment to the Credit Agreement, and supersedes all prior agreements and understandings, oral or written, relating thereto.

Section 5. ACKNOWLEDGEMENT AND CONSENT

            A. Guarantors are party to that certain Payment Guaranty, dated as of November 2, 2004, to the extent amended hereby, pursuant to which Guarantors have guarantied the Obligations. Pledgors are party to that certain Borrowers Pledge Agreement, dated as of November 2, 2004, to the extent amended hereby, pursuant to which Pledgors have pledged the Pledged Collateral as security for the Secured Obligations (as defined in the Borrowers Pledge Agreement).

            B. Each Guarantor and each Pledgor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor and Pledgor hereby also consents to the increase in the Obligations pursuant to Borrowers’ exercise of the increase in the Commitments and the issuance of New Term Loans in an amount up to $100,000,000 (the “Increase”). Each Guarantor hereby confirms that each Guaranty to which it is a party or otherwise bound, and each Pledgor hereby confirms that the Pledge Agreement to which it is a party or otherwise bound, will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all of the “Indebtedness” (as defined in the applicable Guaranty) or the “Secured Obligations” (as defined in the Borrowers Pledge Agreement), as the case may be, including without limitation the payment and performance of all such “Indebtedness” or “Secured Obligations”, as the case may be, with respect to the Obligations of Borrowers now or hereafter existing under or in respect of the Credit Agreement (as amended hereby) and the Notes defined therein, including in respect of any New Term Loans in connection with the Increase.

            C. Each Guarantor acknowledges and agrees that any Guaranty to which it is a party or otherwise bound, and each Pledgor acknowledges and agrees that the Pledge Agreement to which it is a party or otherwise bound, shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and the Increase. Each Guarantor and each Pledgor represents and warrants that all representations and warranties contained in the Guaranty and/or the Pledge Agreement, as the case may be, to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            D. Each Guarantor and each Pledgor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor or such Pledgor, as the case may be, is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor or such Pledgor to any future amendments to the Credit Agreement.

[Signatures on Next Page]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.

BORROWERS:	APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation
	By:	/s/Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P., a Delaware limited partnership

By:	AIMCO-GP, INC., a Delaware corporation
Its:	General Partner

	By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS INC., a Delaware corporation
By:	/s/Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

NHP MANAGEMENT COMPANY, a District of Columbia corporation
By:	/s/Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

PLEDGORS (for purposes of Section 5 only):

APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation, as Pledgor
By:	/s/Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P., a Delaware limited partnership, as Pledgor

By:	AIMCO-GP, INC., a Delaware corporation
Its:	General Partner

	By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation, as Pledgor
By:	/s/Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

NHP MANAGEMENT COMPANY, a District of Columbia corporation as Pledgor
By:	/s/Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO/IPT, INC. NHP A&R SERVICES, INC. NHP REAL ESTATE CORPORATION AIMCO HOLDINGS QRS, INC. NHPMN-GP, INC. LAC PROPERTIES QRS II INC.
By:	/s/Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO LP LA, L.P.

By:	AIMCO LP QRS, Inc., as its General Partner

	By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

GP-OP PROPERTY MANAGEMENT, LLC

By:	AIMCO Properties, L.P., as its Sole Member

	By:	AIMCO-GP, Inc., as its General Partner

		By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIMCO GP LA, L.P., a Delaware limited partnership

By: Its:	AIMCO-GP, INC., General Partner

	By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By: Its:	AIMCO GP LA, L.P., General Partner

	By: Its:	AIMCO-GP, INC., General Partner

		By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIC REIT PROPERTIES LLC, a Delaware limited liability company

By: Its:	AIMCO Properties L.P. Managing Member

	By: Its:	AIMCO-GP, INC., General Partner

		By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AMBASSADOR APARTMENTS, L.P.

By:	AIMCO Properties, L.P., as its General Partner

	By:	AIMCO-GP, Inc., as its General Partner

		By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P.

By:	AIMCO Holdings QRS, Inc., as its General Partner

	By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AMBASSADOR FLORIDA PARTNERS LIMITED PARTNERSHIP

By:	Ambassador Florida Partners, Inc., as its General Partner

	By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES SUB LLC

By:	LAC Properties Operating Partnership, L.P., as its Managing Member

	By:	AIMCO GP LA, L.P., as its General Partner

		By:	AIMCO-GP, Inc., as its General Partner

			By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES GP I LLC

By:	LAC Properties Operating Partnership L.P., as its Managing Member

	By:	AIMCO GP LA, L.P., as its General Partner

		By:	AIMCO-GP, Inc., as its General Partner

			By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

GUARANTORS (for purposes of Section 5 only):

AIMCO EQUITY SERVICES, INC.
AIMCO HOLDINGS QRS, INC.
AIMCO-LP, INC.
AIMCO PROPERTIES FINANCE CORP.
AMBASSADOR I, INC.
AMBASSADOR VIII, INC.
ANGELES REALTY CORPORATION II
CONCAP EQUITIES, INC.
NHP A&R SERVICES, INC.
NHPMN STATE MANAGEMENT, INC.
NHP MULTI-FAMILY CAPITAL CORPORATION
AIMCO-GP, INC.
NHPMN-GP, INC.

By:	/s/Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO IPLP, L.P.

By:	AIMCO/IPT, Inc., its General Partner

	By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P.

By:	AIMCO Holdings QRS, Inc., its General Partner

	By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AMBASSADOR CRM FLORIDA PARTNERS LIMITED PARTNERSHIP

By:	Ambassador Apartments, L.P., as its General Partner

	By:	AIMCO Properties, L.P., as its General Partner

		By:	AIMCO-GP, Inc., as its General Partner

			By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AMBASSADOR APARTMENTS, L.P.

By:	AIMCO Properties, L.P., as its General Partner

	By:	AIMCO-GP, Inc., as its General Partner

		By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES OPERATING PARTNERSHIP, L.P.

By:	AIMCO GP LA, L.P., a Delaware limited partnership its General Partner

	By:	AIMCO-GP, Inc., a Delaware corporation as its General Partner

		By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

GP-OP PROPERTY MANAGEMENT, LLC

By:	AIMCO Properties, L.P., as its Sole Member

	By:	AIMCO-GP, Inc., as its General Partner

		By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

NHPMN MANAGEMENT, L.P., a Delaware limited partnership

By:	NHPMN-GP, Inc. a Delaware corporation as its General Partner

	By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

NHPMN MANAGEMENT, LLC, a Delaware limited liability company

By:	NHP Management Company, a District of Columbia corporation as its General Member and General Manager

	By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

OP PROPERTY MANAGEMENT, L.P., a Delaware limited partnership

By:	NHPMN-GP, Inc., a Delaware corporation as its Managing General Partner

	By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

OP PROPERTY MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO Properties, L.P., a Delaware limited partnership as its General Partner and General Manager

	By:	AIMCO-GP, Inc., a Delaware corporation as its General Partner

		By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES GP I LIMITED PARTNERSHIP, a Delaware limited partnership

By:	LAC Properties GP I LLC, a Delaware limited liability company as its General Partner

	By:	LAC Properties Operating Partnership L.P., a Delaware limited partnership as its Managing Member

		By:	AIMCO GP LA, L.P., a Delaware limited partnership as its General Partner

			By:	AIMCO-GP, Inc., a Delaware corporation as its General Partner

				By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES GP II LIMITED PARTNERSHIP, a Delaware limited partnership

By:	LAC Properties QRS II Inc., a Delaware corporation as its General Partner

	By:	/s/Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

BANK OF AMERICA

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ KATHLEEN M. CARRY
	Name:	Kathleen M. Carry
	Title:	Vice President

BANK OF AMERICA, N.A., as Swing Line Lender, L/C Issuer and as a Lender
By:	/s/ JAMES P. JOHNSON
	Name:	James P. Johnson
	Title:	Senior Vice President